Exhibit 10.28


                               WARRANT CERTIFICATE

     WARRANT TO PURCHASE ONE MILLION FIVE HUNDRED THOUSAND SHARES OF COMMON STOCK VOID AFTER 5:00 p.m. NEW JERSEY TIME, ON FEBRUARY 6, 2007. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN AND WILL BE ISSUED IN TRANSACTIONS WHICH HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THIS WARRANT AND SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, IN WHOLE OR IN PART, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE LAW, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

NO. 174                                                         1,500,000 SHARES

                              ALFACELL CORPORATION

     This certifies that, for value received, Roan Meyers Associates L.P., the registered holder hereof, or its permitted assigns (the "Warrantholder") is entitled to purchase from Alfacell Corporation, a Delaware corporation (the "Company"), at any time on and after the vesting of this Warrant or a portion hereof pursuant to Section II.A. below, and before 5:00 p.m., New Jersey time, on February 6, 2007 (the "Termination Date"), at the purchase price of $0.50 per share for the first 250,000 Warrants that vest, $1.00 per share for the next 650,000 Warrants that vest and $1.50 per share for the remaining 600,000 Warrants that vest (the "Exercise Price"), the number of shares of Common Stock, par value $.001 per share, of the Company set forth above (the "Warrant Stock"). The number of shares of Warrant Stock, the Termination Date and the Exercise Price per share of this Warrant shall be subject to adjustment from time to time as set forth below. This Warrant is being issued pursuant to that certain letter agreement between the Company and Roan Meyers Associates L.P. dated February 6, 2002 (the "Agreement").

SECTION I.     TRANSFER OR EXCHANGE OF WARRANT.

     The Company shall be entitled to treat the Warrantholder as the owner in fact hereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Warrant on the part of any other person. This Warrant shall be transferable only with the consent of the Company and such transfer will be effective only upon reflection on the books of the Company, maintained at its principal office upon delivery of this Warrant Certificate duly endorsed by the Warrantholder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall deliver a new Warrant Certificate or Certificates to the persons entitled thereto.

SECTION II.    TERM OF WARRANT; EXERCISE OF WARRANTS.

     A. Vesting. A portion of this Warrant Certificate representing the right to purchase 500,000 shares of Warrant Stock shall vest immediately and be exercisable on or after February 6, 2002. The portion of this Warrant Certificate representing the right to purchase the remaining 1,000,000 shares of Warrant Stock shall vest and become exercisable in increments of 200,000 for each $1 million in capital financing received by the Company for which a fee is due to the Warrantholder pursuant to an agreement, the terms of which are to be agreed upon prior to such financings as described in paragraph 2 of the Agreement.

     B. Termination. The Company may, in its sole discretion, extend the Termination Date with respect to the exercise of this Warrant upon notice to the Warrantholder. As used herein, "Termination Date" shall be deemed to include any such extensions.

     C. Exercise. This Warrant shall be exercised by surrender to the Company, at its principal office, of this Warrant Certificate, together with the Purchase Form attached hereto duly completed and signed, and upon payment to the Company of the Exercise Price for the number of shares of Warrant Stock in respect of which this Warrant is then exercised. Payment of the aggregate Exercise Price shall be made in cash or by certified or official bank check.

     D. Warrant Certificate. Subject to Section III hereof, upon such surrender of this Warrant Certificate and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered to or upon the written order of the Warrantholder a certificate or certificates for the number of full shares of Warrant Stock so purchased upon the exercise of such Warrant, together with cash, as provided in Section VI hereof, in respect of any fractional shares of Warrant Stock otherwise issuable upon such surrender. Such certificate or certificates representing the Warrant Stock shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such shares of Warrant Stock as of the date of receipt by the Company of this Warrant Certificate and payment of the Exercise Price as aforesaid; provided, however, that if, at the date of surrender of this Warrant Certificate and payment of the Exercise Price, the transfer books for the Warrant Stock or other class of stock purchasable upon the exercise of this Warrant shall be closed, the certificate or certificates for the shares of Warrant Stock in respect of which this Warrant is then exercised shall be deemed issuable as of the date on which such books shall next be opened (whether before or after the Termination Date) and until such date the Company shall be under no duty to deliver any certificate for such shares of Warrant Stock; provided further, however, that the transfer books of record, unless otherwise required by law, shall not be closed at any one time for a period longer than twenty (20) days. The rights of purchase represented by this Warrant shall be exercisable, at the election of the Warrantholder, either in full or from time to time in part, and, in the event that this Warrant is exercised in respect of fewer than all of the shares of Warrant Stock purchasable on such exercise at any time prior to the Termination Date, a new Warrant Certificate evidencing the remaining Warrant or Warrants will be issued, and the Company shall deliver the new Warrant Certificate or Certificates pursuant to the provisions of this Section.

SECTION III.   PAYMENT OF TAXES.

     The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of the shares of Warrant Stock upon the exercise of this Warrant; provided, however, that the Warrantholder shall pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of Warrant Certificates or the certificates for the shares of Warrant Stock in a name other than that of the Warrantholder in respect of which this Warrant or shares of Warrant Stock are issued.

SECTION IV.    MUTILATED OR MISSING WARRANT CERTIFICATES.

     In case this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrantholder, issue and deliver, in exchange and substitution for and upon cancellation of this certificate if mutilated, or in lieu of and in substitution for this certificate if lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of this Warrant Certificate and indemnity, if requested, also satisfactory to the Company.

SECTION V.     RESERVATION OF SHARES OF WARRANT STOCK.

     There has been reserved, and the Company shall at all times keep reserved so long as this Warrant remains outstanding, out of its authorized Common Stock a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by this Warrant. The transfer agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of this Warrant will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be requisite for such purpose.


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

SECTION VI.    FRACTIONAL SHARES.

     No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, the Company shall pay to the Warrantholder an amount in cash equal to such fraction multiplied by the current market price of such fractional share. "Market Price", as of any date means, (i) the last reported sale price for the shares of Common Stock as reported by the National Association of Securities Dealers Automated Quotation National Market System, ("NASDAQ-NMS"), (ii) the closing bid price for the shares of Common Stock as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") if the shares are not traded on NASDAQ-NMS, (iii) the average of the closing bid and closing asked prices of the Common Stock as reported by the National Quotations Bureau if the shares are not traded on NASDAQ; (iv) the last reported sale price, if the shares of Common Stock are listed on a national securities exchange or (v) if market value cannot be calculated as of such date on any of the foregoing basis, the fair market price determined by the Board of Directors of the Company, acting with reasonable business judgment.

SECTION VII.   EXERCISE PRICE; ANTI-DILUTION PROVISIONS.

     A. Exercise Price. The shares of Warrant Stock shall be purchasable upon the exercise of this Warrant, at the applicable Exercise Price. The Company may, in its sole discretion, reduce the Exercise Price applicable to the exercise of this Warrant upon notice to the Warrantholder. As used herein, "Exercise Price" shall be deemed to include any such reduction.

     If the Company shall at any time issue Common Stock by way of dividend or other distribution on any stock of the Company or effect a stock split or reverse stock split of the outstanding shares of Common Stock, the Exercise Price shall be proportionately decreased in the case of such issuance (on the day following the date fixed for determining stockholders entitled to receive such dividend or other distribution or such stock split) or increased in the case of such reverse stock split (on the date that such reverse stock split shall become effective), by multiplying the Exercise Price in effect immediately prior to the stock dividend or other distribution, stock split or reverse stock split by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to such stock dividend or other distribution, stock split or reverse stock split, and the denominator of which is the number of shares of Common Stock outstanding immediately after such stock dividend or other distribution, stock split or reverse stock split.

     B. No Impairment. The Company (a) will not increase the par value of any shares of stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

     C. Number of Shares Adjusted. Upon any adjustment of the Exercise Price pursuant to this Warrant, the Warrantholder shall thereafter (until another such adjustment) be entitled to purchase upon the exercise of this Warrant, at the new Exercise Price, the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares of Warrant Stock initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the new Exercise Price.

SECTION VIII.  RECLASSIFICATION, REORGANIZATION OR MERGER.

     In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a change in par value or as a result of an issuance of Common Stock by way of dividend or other distribution or of a stock split or reverse stock split) or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company issuable upon exercise of this Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the Warrantholder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property the Warrantholder would have been entitled to receive if the Warrantholder had exercised this Warrant


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

immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales and conveyances.

SECTION IX.    REGISTRATION RIGHTS

     The Company shall use its best efforts to file a registration statement (the "Registration Statement") under the Act to register the resale of the Warrant Stock. The Company further agrees to use its best efforts to cause such Registration Statement to become effective.

     In connection with the Registration Statement, the Warrantholder shall provide the Company, from time to time, as reasonably requested by the Company, written information concerning its ownership of the Company's securities, its intentions concerning the sale of its Warrant Stock and such other matters as are required in order to enable the Company to prepare, file and obtain the effectiveness of such Registration Statement. Notwithstanding any of the foregoing, the Company shall not be required to maintain the effectiveness of the Registration Statement with respect to any Warrant Stock for more than two
(2) years after the purchase of such Warrant Stock pursuant to the terms hereof.

     The Company shall bear the entire cost and expense of any such registration hereunder. Notwithstanding the foregoing, the Warrantholder shall bear the fees of all persons retained by it, such as counsel and accountants, and any transfer taxes or underwriting discounts or commissions applicable to the Warrant Shares sold by it pursuant to the Registration Statement.

SECTION X.     NOTICES TO WARRANTHOLDERS.

     So long as this Warrant shall be outstanding and unexercised (a) if the Company shall pay any dividend or make any distribution upon the Common Stock or
(b) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights or (c) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the assets of the Company to another corporation, or the voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Warrantholder, at least ten days prior to the date specified in (i) or (ii) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (i) a record is to be taken for the purpose of such dividend or distribution, or (ii) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

SECTION XI.    NOTICES.

     Any notice pursuant to this Warrant by the Company or by the Warrantholder shall be in writing and shall be deemed to have been duly given if delivered or mailed certified mail, return receipt requested, (a) if to the Company, to it at 225 Belleville Avenue, Bloomfield, New Jersey 07003, Attention: Chief Executive Officer and (b) if to the Warrantholder to the Warrantholder at the address set forth on the signature page hereto. Each party hereto may from time to time change the address to which such party's notices are to be delivered or mailed hereunder by notice in accordance herewith to the other party.


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

SECTION XII.   SUCCESSORS.

     All the covenants and provisions of this Warrant by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION XIII.  APPLICABLE LAW.

     This Warrant shall be deemed to be a contract made under the laws of the State of Delaware applicable to agreements made and to be performed entirely in Delaware and for all purposes shall be construed in accordance with the internal laws of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION XIV.   BENEFITS OF THIS WARRANT.

     Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrantholder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.


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

     IN  WITNESS  WHEREOF,   the  parties  hereto  have  executed  this  Warrant
Certificate or caused this Warrant Certificate to be duly executed.


Dated: February 6, 2002


ALFACELL CORPORATION


By: /s/Kuslima Shogen
   -------------------------------
Name:  Kuslima Shogen
Title: Chairman and Chief
       Executive Officer


ROAN MEYERS ASSOCIATES L.P.


By: /s/Bruce Meyers
    ------------------------------
Name:  Bruce Meyers
Title: General Partner

Address:       17 State Street
               New York, New York 10004


______________________________
Taxpayer Identification Number


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

                                  PURCHASE FORM

     The undersigned hereby irrevocably elects to exercise the Warrant represented by this Warrant Certificate to the extent of _____ shares of Common Stock, par value $.001 per share, of Alfacell Corporation, and hereby makes payment of $_______ in payment of the actual exercise price thereof.

Name: ___________________________________________________________
               (Please type or print in block letters)

Address:_________________________________________________________
             (Address for delivery of Stock Certificate)

Social Security or
Taxpayer Identification Number:__________________________________


Signature:_______________________________________________________


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

                                 ASSIGNMENT FORM

FOR VALUED RECEIVED, _________________________________ hereby sells, assigns and transfers unto _________________________________________________________________
                        (Please type or print in block letters)
Address ________________________________________________________________________
the right to purchase Common Stock, par value $.001 per share, of Alfacell Corporation, represented by this Warrant Certificate to the extent of __________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ______________________, to transfer the same on the books

___________________________
Signature


Dated:
      _____________________

                              Notice: The signature of this assignment must correspond with the name as it appears upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.


SIGNATURE GUARANTEED:


___________________________


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